UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|
Check the appropriate box:

     |_| Preliminary Proxy Statement           |_| Confidential, for Use of the
     |_| Definitive Proxy Statement                Commission Only (as permitted
     |_| Definitive Additional Materials           by Rule 14a-6(e)(2))
     |X| Soliciting Material Pursuant
         to Rule ss.240.14a-12

                        SIZELER PROPERTY INVESTORS, INC.
                        --------------------------------
                (Name of Registrant as Specified In Its Charter)

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
             -------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total fee paid:

    |_| Fee paid previously with preliminary materials:  N/A

    |_| Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

            (2)   Form, Schedule or Registration Statement No.:

            (3)   Filing Party:

            (4)   Date Filed:

Attached hereto is Amendment No. 17 to First Union Real Estate Equity and Mortgage Investment's Schedule 13D with respect to common stock of Sizeler Property Investors, Inc. ("Sizeler"), filed today with the Securities and Exchange Commission (the "SEC"). The amendment attaches a March 24, 2005 letter from First Union's counsel to Sizeler's counsel (i) noting that the Issuer has for the past nine years held its annual meeting of shareholders on the first or second Friday in May and requesting that First Union be advised of the meeting date for the current year, (ii) requesting that the Issuer refrain from taking any actions outside the usual course of business without adequate notice to stockholders of at least three business day and (iii) requesting that in light of First Union's firm belief that it will prevail on the merits of the Issuer's claims against First Union in Federal court, that First Union be promptly advised as to which persons the Issuer would like to depose in the action and what documents the Issuer would like to review.

First Union previously notified Sizeler of its intention to file a proxy statement and other relevant documents with the SEC in support of the election as directors of Sizeler of Michael L. Ashner, Peter Braverman and Steven Zalkind at Sizeler's 2005 Annual Meeting of Stockholders. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. First Union and Messrs. Ashner, Braverman and Zalkind may be deemed to be participants in the solicitation of proxies from the shareholders of Sizeler in connection with the annual meeting. Information about these participants is set forth in the preliminary proxy statement filed by First Union with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the definitive proxy statement when it becomes available.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                  SCHEDULE 13D
                    under the Securities Exchange Act of 1934
                               (Amendment No. 17)

                             -----------------------

                        SIZELER PROPERTY INVESTORS, INC.
                        --------------------------------
                                (Name of Issuer)

                    Common Stock, Par Value $.0001 per share
                    ----------------------------------------
                         (Title of Class of Securities)

                                   830137-10-5
                      -------------------------------------
                      (CUSIP Number of Class of Securities)

                             -----------------------

          Carolyn Tiffany
First Union Real Estate Equity and                          David J. Heymann
        Mortgage Investments                          Post Heymann & Koffler LLP
          7 Bulfinch Place                             Two Jericho Plaza, Wing A
             Suite 500                                         Suite 111
    Boston, Massachusetts 02114                         Jericho, New York 11753
           (617) 570-4614                                    (516) 681-3636
--------------------------------------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)

                                 March 24, 2005
                                 --------------
             (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).


(continued on next page(s))

CUSIP NO. 830137-10-5                13D/A
--------------------------------------------------------------------------------
1     NAME OF REPORTING PERSONS
      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      First Union Real Estate Equity and Mortgage Investments
      I.R.S. I.D. No. 34-6513657
--------------------------------------------------------------------------------
2     CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                  (a) |_|
                                                                         (b) |_|

--------------------------------------------------------------------------------
3     SEC USE ONLY


--------------------------------------------------------------------------------
4     SOURCE OF FUNDS*

      WC
--------------------------------------------------------------------------------
5     CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
      PURSUANT TO ITEMS 2(e) OR 2(f)                                         |_|


--------------------------------------------------------------------------------
6     CITIZENSHIP OR PLACE OF ORGANIZATION

      Ohio
--------------------------------------------------------------------------------
               7     SOLE VOTING POWER

                     1,415,300
               -----------------------------------------------------------------
  NUMBER OF    8     SHARED VOTING POWER
   SHARES
 BENEFICIALLY        - 0 -
  OWNED BY     -----------------------------------------------------------------
    EACH       9     SOLE DISPOSITIVE POWER
  REPORTING
   PERSON            1,415,300
    WITH       -----------------------------------------------------------------
               10    SHARED DISPOSITIVE POWER

                     - 0 -
--------------------------------------------------------------------------------
11    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

      1,415,300
--------------------------------------------------------------------------------
12    CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* |_|


--------------------------------------------------------------------------------
13    PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

      8.82%
--------------------------------------------------------------------------------
14    TYPE OF REPORTING PERSON*

      OO
--------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

      This Amendment No. 17 amends certain information contained in the Schedule 13Dfiled by First Union Real Estate Equity and Mortgage Investments, an Ohio business trust ("First Union"), with respect to its ownership interest in Sizeler Property Investors, Inc., as amended by Amendment No. 1 to Schedule 13D dated November 11, 2004, as further amended by Amendment No. 2 to Schedule 13D dated November 16, 2004, as further amended by Amendment No. 3 to Schedule 13D dated December 6, 2004, as further amended by Amendment No. 4 to Schedule 13D dated December 21, 2004, as further amended by Amendment No. 5 to Schedule 13D dated January 7, 2005, as further amended by Amendment No. 6 to Schedule 13D dated January 14, 2005, as further amended by Amendment No. 7 to Schedule 13D dated January 19, 2005, as further amended by Amendment No. 8 to Schedule 13D dated January 26, 2005, as further amended by Amendment No. 9 to Schedule 13D dated January 31, 2005, as further amended by Amendment No. 10 to Schedule 13D dated February 23, 2005, as further amended by Amendment No. 11 to Schedule 13D dated March 8, 2005, as further amended by Amendment No. 12 to Schedule 13D dated March 15, 2005, as further amended by Amendment No. 13 to Schedule 13D dated March 16, 2005, as further amended by Amendment No. 14 to Schedule 13D dated March 18, 2005, as further amended by Amendment No. 15 to Schedule 13D dated March 22, 2005, and as further amended by Amendment No. 16 to Schedule 13D dated March 23, 2005 (the "13D"). Capitalized terms used but not defined herein have the meanings ascribed to them in the 13D.

Item 3. Source and Amount of Funds or Other Consideration

      Item 3 is hereby amended as follows:

      First Union purchased an additional 15,000 Shares on March 23, 2005 for an aggregate purchase price of $180,000, which funds were provided from the working capital of First Union.

Item 4. Purpose of Transaction.

      Item 4 is hereby amended as follows:

      On March 24, 2005, First Union's counsel sent a letter to the Issuer's counsel (i) noting that the Issuer has for the past nine years held its annual meeting of shareholders on the first or second Friday in May and requesting that First Union be advised of the meeting date for the current year, (ii) requesting that the Issuer refrain from taking any actions outside the usual course of business without adequate notice to stockholders of at least three business day and (iii) requesting that in light of First Union's firm belief that it will prevail on the merits of the Issuer's claims against First Union in Federal court, that First Union be promptly advised as to which persons the Issuer would like to depose in the action and what documents the Issuer would like to review.

      A copy of the letter sent to the Issuer's counsel is attached hereto as
Exhibit 14.

Item 5. Interest in Securities of the Issuer

      Item 5 is hereby amended and restated to read as follows:

      (a) As of the close of business on March 23, 2005, First Union directly owns 1,415,300 Shares representing 8.82% of the total outstanding Shares. The foregoing is based upon 16,045,000 Shares outstanding which represents the number of shares reported outstanding in the Issuer's most recently filed report on Form 10-K together with the 2,649,000 additional Shares issued on March 15, 2005.

      (b) First Union has the sole power to vote and dispose of 1,415,300 Shares owned by First Union.

      (c) Set forth below is a description of all transactions in Shares that were effected during the past sixty days by First Union and not previously reported. All such transactions were purchases effected by First Union on the open market.

      Date                             Number of Shares          Price Per Share

      March 23, 2005                        15,000                   $12.00

      (d) Not applicable

      (e) Not applicable

      Item 7. Materials to be Filed as Exhibits.

      Exhibit 14. Letter from First Union's counsel to the Issuer's counsel dated March 24, 2005.

                                   Signatures

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: March 24, 2005                       FIRST UNION REAL ESTATE EQUITY AND
                                             MORTGAGE INVESTMENTS


                                            By: /s/ Peter Braverman
                                                --------------------------------
                                                Peter Braverman
                                                President